UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization) 300 East Sonterra Boulevard Suite 1220 San Antonio, Texas (Address of principal executive offices)	001-33777 Commission File Number	74-2949620 (I.R.S. Employer Identification No.) 78258 (Zip Code)

Registrant’s telephone number, including area code: (210) 545-5994

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

AMENDMENTS TO BYLAWS

On April 17, 2009, the Company’s Board of Directors voted unanimously to amend Sections 2.5, 2.11 and 2.12 of the Company’s existing Bylaws, as follows:

Section 2.5, Notice of Meeting, was amended to increase the number of days notice within which a notice of meeting of stockholders may be delivered from thirty (30) days to sixty (60) days.

Section 2.11 and 2.12, Fixing of Record Date, were amended to delete the “closing of books” provisions and to fix in advance a date as the record date for any determination or meeting of stockholders, a date not more than ninety calendar days and, in case of a meeting of stockholders, not less than ten business days prior to the date on which the particular action requiring a determination of stockholders is to be taken.

AMENDMENT TO ARTICLES OF INCORPORATION

On June 30, 2006, the Company filed its Certificate of Amendment to Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000, pursuant to a stockholder vote by consent, which became effective May 18, 2009.  The Company anticipates future efforts to raise additional capital to meet the needs of its oil and natural gas exploration and development activities, as part of its strategic growth plan. Efforts to raise additional funds in the future may involve the issuance of convertible debt, pure equity, or a combination thereof, in one or more transactions.

A change in the authorized capital stock of a Nevada corporation requires an amendment to the Company’s Articles of Incorporation. Nevada Revised Statutes 78.390 requires stockholder approval to amend the Company’s Articles of Incorporation, which may be by stockholders’ consent without a meeting as provided in Nevada Revised Statutes 78.320.

Section 8 - Other Events

Item 8.01 Other Events.

CERTIFICATE OF DESIGNATIONS – SERIES A CONVERTIBLE PREFERRED STOCK

On June 11, 2009, the Company filed its Certificate of Designations for its Series A Convertible Preferred Stock, which designates 2,000,000 of the Company’s existing authorized preferred stock as shares of Series A Convertible Preferred Stock.  Each share of Series A Convertible Preferred Stock shall have a stated value equal to $10.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares) and $0.001 par value.  The Series A Convertible Preferred Stock does not have voting rights.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
3.1	Bylaws, amended through July 6, 2009
3.2	Certificate of Amendment to Articles of Incorporation to increase authorized common stock, dated June 30, 2009
4.1
Certificate of Designations Filing Certificate  (The complete Series A Convertible  Preferred Stock designations document was filed with the Securities and Exchange Commission on February 23, 2009 as Exhibit 99.2 to the Company’s form 8-K and is incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2009

South Texas Oil Company

By:  /s/ Michael J. Pawelek

Michael J. Pawelek, Chief Executive Officer

Exhibit Index	Description
3.1	Bylaws, amended through July 6, 2009
3.2	Certificate of Amendment to Articles of Incorporation to increase authorized common stock, dated June 30, 2009
4.1
Certificate of Designations Filing Certificate  (The complete Series A Convertible  Preferred Stock designations document was filed with the Securities and Exchange Commission on February 23, 2009 as Exhibit 99.2 to the Company’s form 8-K and is incorporated herein by reference)